Exhibit 10.44

Execution Version

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended.

OMNIBUS AMENDMENT TO

MESPA, MOMA, ASA, REC PSA AND

EQUITY CONTRIBUTION TRI-PARTY AGREEMENT

THIS OMNIBUS AMENDMENT TO MESPA, MOMA, ASA, REC PSA AND EQUITY CONTRIBUTION TRI-PARTY AGREEMENT (this “Amendment”), is executed as of August 30, 2013, by and among Bloom Energy Corporation, a Delaware corporation (“Bloom”), 2012 ESA Project Company, LLC (formerly known as 2012 V PPA Project Company, LLC), a Delaware limited liability company (the “Project Company”), and 2012 V PPA Holdco, LLC, a Delaware limited liability company (“Holdco”). Each of the foregoing entities shall be referred to individually herein as a “Party” and collectively as the “Parties”.

RECITALS

A. WHEREAS, Bloom and the Project Company entered into the following documents dated as of December 21, 2012:

(i) Amended and Restated Master Energy Server Purchase Agreement (the “MESPA”);

(ii) Amended and Restated Master Operation and Maintenance Agreement (the “MOMA”); and

(iii) REC Purchase and Sale Agreement (the “REC PSA”).

B. WHEREAS, Bloom, the Project Company and Holdco entered into the following documents dated as of December 21, 2012:

(i) Administrative Services Agreement (the “ASA”); and

(ii) Equity Contribution Tri-Party Agreement (the “Tri-Party Agreement”, and collectively with the MESPA, the MOMA, the REC PSA and the ASA, the “Amended Agreements”, and each an “Amended Agreement”).

C. WHEREAS, Bloom and the Project Company amended the MESPA pursuant to that certain First Amendment to Amended and Restated Master Energy Server Purchase Agreement, dated as of March 27, 2013, and further amended the MESPA and amended the MOMA pursuant to that certain Omnibus Amendment to MESPA, MOMA and Equity Contribution Tri-Party Agreement, dated as of June 27, 2013 (the “First Omnibus Amendment”).

D. WHEREAS, Bloom, the Project Company and Holdco amended the Tri-Party Agreement pursuant to the First Omnibus Amendment.

E. WHEREAS, Bloom and the Project Company desire to amend the MESPA, the MOMA and the REC PSA, and Bloom, the Project Company and Holdco desire to amend the ASA and the Tri-Party Agreement, each as more fully set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

AGREEMENT

1. Amendments to MESPA and MOMA. Bloom and the Project Company agree to amend the MESPA and MOMA as follows;

a.	The definition of “Administrative Services Agreement” in each of the MESPA and the MOMA is deleted in its entirety and replaced with the following text:

“Administrative Services Agreement” means the Administrative Services Agreement dated as of December 21, 2012, and amended by the Omnibus Amendment to MESPA, MOMA, ASA, REC PSA and Equity Contribution Tri-Party Agreement dated as of August 30, 2013, among Bloom Energy Corporation, 2012 ESA Project Company, LLC (formerly known as 2012 V PPA Project Company, LLC) and 2012 V PPA HoldCo, LLC.”

b.	The definition of “AT&T PPA” in each of the MESPA and the MOMA is deleted in its entirety and replaced with the following text:

“ AT&T PPA” means, as applicable: (i) that certain Energy System Use Agreement dated as of December 19, 2012, by and between Pacific Bell Telephone Company and 2012 ESA Project Company, LLC (“2012 ESA”), (ii) that certain Energy System Use Agreement No. 20130403.072.C dated as of May 15, 2013, by and between Pacific Bell Telephone Company and 2012 ESA, except to the extent assigned to 2013B ESA Project Company, LLC (“2013B”) pursuant to that certain assignment and assumption agreement dated as of July 5, 2013, by and between 2012 ESA as assignor and 2013B as assignee,

(iii) that certain Energy System Use Agreement No. 20130403.077.C dated as of May 15, 2013, by and between AT&T Corp. and 2012 ESA, (iv) that certain Energy System Use Agreement No. 20130430.072.C dated as of May 15, 2013, by and between Pacific Bell Telephone Company and 2013B, as and to the extent assigned by 2013B to 2012 ESA pursuant to that certain assignment and assumption agreement dated as of July 5, 2013, by and between 2013B as assignor and 2012 ESA as assignee (“Assignment and Assumption Agreement #1”), and (v) that certain Energy System Use Agreement No.

20130430.078.C dated as of May 15, 2013, by and between AT&T Corp. and 2013B, as and to the extent assigned by 2013B to 2012 ESA pursuant to Assignment and Assumption Agreement #1; provided, however, that following the execution of Amendment NO. 1 to Energy System Use Agreement No. 20130403.075.C by each of Pacific Bell Telephone Company and 2012 ESA and the execution of Amendment NO. 1 to Energy System Use Agreement No. 20130403.077.C by each of AT&T Corp. and 2012 ESA, “AT&T PPA” will mean collectively (i) that certain Energy System Use Agreement dated as of December 19, 2012, by and between Pacific Bell Telephone Company and 2012 ESA, (ii) that certain Energy System Use Agreement No. 20130403.075.C dated as of May 15, 2013, by and between Pacific Bell Telephone Company and 2012 ESA, as amended by Amendment No. 1 to Energy System Use Agreement No. 20130403.075.C, and (iii) that certain Energy System Use Agreement No. 20130403.077.0 dated as of May 15, 2013, by and between AT&T Corp. and 2012 ESA, as amended by Amendment NO. 1 to Energy System Use Agreement No. 20130403.077.C A reference to ‘the AT&T PPA’ in this Agreement shall be taken to be a reference to ‘an AT&T PPA’, all AT&T PPAs’, ‘the applicable AT&T PPA’ or ‘each AT&T PPA’, as the context requires.”

c.	The definition of “Holdco LLC Agreement” in each of the MESPA and the MOMA is deleted in its entirety and replaced with the following text:

““Holdco LLC Agreement” means the Second Amended and Restated Operating Agreement of 2012 V PPA Holdco, LLC, dated as of August 30, 2013, executed by Firstar Development, LLC and Clean Technologies III, LLC.”

2. Amendments to MESPA. Bloom and the Project Company agree to amend the MESPA as follows:

a.	The third Recital is deleted in its entirety and replaced with the following text:

“WHEREAS, Buyer desires to purchase and Seller desires to sell, Bloom Systems which will have an aggregate Baseload Capacity of up to 10.2 MW, and which Bloom Systems will be installed in certain Facilities in California and Connecticut when and as the conditions to such installation are met as provided in this Agreement.”

b.	The definition of “Bloom System” is amended to replace the text “7.2 MW” that appears in such definition with the text “10.2 MW”.

c.	The definition of “ECCA” is deleted in its entirety and replaced with the following text:

““ECCA” means that certain Amended and Restated Equity Capital Contribution Agreement between Firstar Development, LLC and Clean Technologies III, LLC, dated as of August 30, 2013.”

d.	The definition of “Guidance” is deleted in its entirety.

e.	The definition of “O&M Agreement” is deleted in its entirety and replaced with the following text:

“O&M Agreement” means the Amended and Restated Master Operation and Maintenance Agreement, dated December 21, 2012, between Seller and Buyer, and amended by (i) the Omnibus Amendment to MESPA, MOMA and Equity Contribution Tri-Party Agreement dated as of June 27, 2013, and (ii) the Omnibus Amendment to MESPA, MOMA, ASA, REC PSA and Equity Contribution Tri-Party Agreement dated as of August 30, 2013, providing for the maintenance and extended warranty of the Bloom Systems sold to Buyer under this Agreement.”

f.	The definition of “REC Agreement” is deleted in its entirety and replaced with the following text:

““REC Agreement” means the REC Purchase and Sale Agreement between the Seller and the Buyer dated as of December 21, 2012, and amended by the Omnibus Amendment to MESPA, MOMA, ASA, REC PSA and Equity Contribution Tri-Party Agreement dated as of August 30, 2013, providing for the sale of renewable energy certificates by the Seller to the Buyer for the purpose of the Seller enabling the Buyer to comply with the Wal-Mart PPA, including under Section 5.3(a) of the Wal-Mart PPA.”

g.	Section 2.1(a) is amended to replace the text “7.2 MW” that appears in the first sentence of such Section with the text “10.2 MW”.

h.	Section 2.2(e) is deleted in its entirety and replaced with the following text:

“Payments of the portion of Purchase Price set forth in Section 2.2(a)(i) for a Bloom System shall be payable on the date of receipt by Buyer of an invoice pursuant to Section 2.2(a)(i) with respect to such Bloom System and must be paid no later than the date that is five (5) Business Days following both (i) the first Funding Date for such Bloom System following the

Physical Delivery of such Bloom System, and (ii) the date of certification to Buyer that on the date of Physical Delivery of such Bloom System, the Bloom System Purchase Conditions were true and correct. Interest shall accrue daily on sums not paid by the latter of the dates set forth in the preceding clauses (i) and (ii), at the lesser of a monthly rate of one and five-tenths percent (1.5%) or the highest rate permissible by law on the unpaid balance.”

i.	Section 2.2(f) is deleted in its entirety and replaced with the following text:

“Final payments of the Purchase Price set forth in Section 2.2(a)(ii) shall be payable on the date of receipt by Buyer of an invoice pursuant to Section 2.2(a)(ii) with respect to a Bloom System and must be paid no later than the date that is five (5) Business Days following the latest of (i) the next Funding Date following the receipt by Buyer of an invoice pursuant to Section 2.2(a)(ii) with respect to such Bloom System, (ii) the date of funding of the portion of the final payment of the Purchase Price set forth in Section 2.2(a)(ii) that is to be funded under the Loan Agreement with respect to such Bloom System and (iii) the date of certification to Buyer that Commencement of Operations of the Facility into which such Bloom System is incorporated has occurred. Interest shall accrue daily on sums not paid by the latest of the dates set forth in the preceding clauses (i), (ii) and (iii), at the lesser of a monthly rate of one and five-tenths percent (1.5%) or the highest rate permissible by law on the unpaid balance.”

j.	Section 2.3 is deleted in its entirety and replaced with the following text:

“Purchase and Sale of Bloom Systems. Upon the “Delivery Date” for a Bloom System as provided in the invoice described in Section 2.2(a)(i) above, which date in any case may not be earlier than when Physical Delivery occurs, nor any later than the date for which the Bloom System Purchase Conditions for the Bloom System are and remain true and correct, (i) Seller shall have sold, assigned, conveyed, transferred and delivered to Buyer, and Buyer shall have purchased, assumed and acquired from Seller, all of Seller’s right, title and interest in and to such Bloom System, (ii) the sale of such Bloom System shall occur, and (iii) Seller shall provide Buyer with (a) a Bill of Sale evidencing the same, (b) lien waivers from each subcontractor performing BOF Work at the applicable Site, stating that such subcontractor has been paid all amounts owed to it as of the date of the lien waiver and (c) a certification from Seller that on the date of Physical Delivery of such Bloom System, the Bloom System Purchase Conditions were true and correct (the foregoing being “Delivery”).”

k.	Section 3.2(d) is amended to replace the text “June 30, 2013” that appears therein with the text “March 31, 2014”.

l.	Section 3.4(a)(iv) is amended to delete the text “or the Guidance” from the end of that subsection.

3. Amendments to MOMA. Bloom and the Project Company agree to amend the MOMA as follows:

a.	The preamble is amended to replace the text “7.2 MW” that appears therein with the text “10.2 MW”.

b.	The second “Whereas” clause is amended to replace the text “dated as of the date hereof’ with the text “dated as of December 21, 2012, and amended by (i) the First Amendment to Amended and Restated Master Energy Server Purchase Agreement, dated as of March 27, 2013, (ii) the Omnibus Amendment to MESPA, MOMA and Equity Contribution Tri- Party Agreement dated as of June 27, 2013 and (iii) the Omnibus Amendment to MESPA, MOMA, ASA, REC PSA and Equity Contribution Tri-Party Agreement dated as of August 30,2013”.

c.	The table in Exhibit A is deleted in its entirety and replaced with table included in Attachment 1 hereto

d.	The table in Exhibit B is deleted in its entirety and replaced with table included in Attachment 2 hereto.

4. Amendments to ASA. Bloom, the Project Company and Holdco agree to amend the ASA as follows:

a.	All references to “2012 V PPA Project Company, LLC” are replaced with “2012 ESA Project Company, LLC”.

b.	Preliminary Statement “C” is amended by adding the text below prior to the text “the “Company LLC Agreement”” that appears in such Preliminary Statement, and within the parentheses:

“as may be amended, amended and restated, supplemented or modified from time to time,”

c.	The definition of “ECCA” is deleted in its entirety and replaced with the following text:

““ECCA” means that certain Amended and Restated Equity Capital Contribution Agreement between Clean Technologies and Investor, dated as of August 30, 2013.”

5. Amendments to REC PSA. Bloom and the Project Company agree to amend the REC PSA as follows:

a.	All references to “2012 V PPA Project Company, LLC” are replaced with “2012 ESA Project Company, LLC”.

b.	The definition of “ASA” is amended by adding the following text before the period in such definition: “as such agreement may be amended, amended and restated, supplemented or modified from time to time”.

c.	The definition of ““MESPA” and “MOMA”“ is amended by adding the following text before the period in such definition: “as each such agreement may be amended, amended and restated, supplemented or modified from time to time”.

6. Amendments to Tri-Party Agreement. Bloom, the Project Company and Holdco agree to amend the Tri-Party Agreement as follows:

a.	Recital “B” is amended by deleting the text “Equity Capital Contribution Agreement, dated as of the date hereof’ that appears in such Recital and replacing such text with the text “Amended and Restated Equity Capital Contribution Agreement, dated as of August 30, 2013”.

b.	The “ECCA” attached as Annex A is replaced with the Amended and Restated Equity Capital Contribution Agreement, dated as of August 30, 2013, by and between Firstar Development, LLC and Clean Technologies III, LLC.

c.	The definition of “Credit Agreement” is deleted in its entirety and replaced with the following:

““Credit Agreement” means the Amended and Restated Credit Agreement, dated as of August 30, 2013, among the Project Company, PE12GVVC (Bloom PPA) LTD. and PE12PXVC (Bloom PPA) LTD., as lenders, the Administrative Agent and the Collateral Agent.”

d.	Section 2.2(ii)(b) is amended by replacing the text “[***] of the Project Costs” contained therein with the text “[***] kW for all Funded Systems”.

7. Ratification. Each Amended Agreement, as amended hereby, is in all respects ratified and confirmed by each Party that is a party thereto. Each Party hereby confirms that each Amended Agreement, as amended hereby, shall be and remain in full force and effect and that no obligations thereunder are modified by the execution or effectiveness of this Amendment except as provided herein. All references to each Amended Agreement in any other document or instrument shall be deemed to mean such Amended Agreement as amended by this Amendment.

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8. Amendments. No amendment, modification, termination or waiver of any provision of this Amendment shall be effective unless the same shall be in writing and duly executed by the Parties.

9. Enforceability. This Amendment shall be enforceable by and binding upon and shall inure to the benefit of the Parties hereto and their respective successors and assigns.

10. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without regard to principles of conflicts of law (other than Section 5-1401 of the New York General Obligations Law, which shall apply to this Amendment).

11. Counterparts and Facsimile Execution. This Amendment may be executed and delivered (including by “portable document format”) in one or more counterparts, all of which shall be considered one and the same and shall become effective when one or more counterparts have been signed by each of the Parties and delivered to each other Party, it being understood that all Parties need not sign the same counterpart. Signatures of the Parties transmitted by electronic mail shall be deemed to be their original signatures for all purposes.

12. Severability. If any term or other provision of this Amendment is invalid, illegal, or incapable of being enforced by any rule of applicable law, or public policy, all other terms and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated herein are not affected in any manner materially adverse to any Party.

SIGNATURE PAGE FOLLOWS

IN WITNESS WHEREOF, each Party has caused this Amendment to be signed on its behalf as of the date first written above.

BLOOM ENERGY CORPORATION

By:
Name:
Title

2012 V ESA PROJECT COMPANY, LLC

By:
Name:
Title

2012 V PPA HOLDCO, LLC

By:
Name:
Title

Signature Page to Omnibus Amendment

ATTACHMENT 1

Calendar Quarters since Commencement of Operations for the applicable Facility	Rate
1 through 4	$[***]kW
5 through 8	$[***]kW
9 through 12	$[***]kW
13 through 16	$[***]kW
17 through 20	$[***]kW
21 through 24	$[***]kW
25 through 28	$[***]kW
29 through 32	$[***]kW
33 through 36	$[***]kW
37 through 40	$[***]kW
41 through 44	$[***]kW
45 through 48	$[***]kW
49 through 52	$[***]kW
53 through 56	$[***]kW
57 through 60	$[***]kW

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ATTACHMENT 2

EXHIBIT B

to

MASTER OPERATION AND MAINTENANCE AGREEMENT

FACILITIES

Site No.	PPA Customer	Address	City	State	Size (kW).
1	AT&T	[***]	Compton	CA	[***]
2	AT&T	[***]	Los Angeles	CA	[***]
3	AT&T	[***]	El Segundo	CA	[***]
4	AT&T	[***]	Hawthorne	CA	[***]
5	AT&T	[***]	Riverside	CA	[***]
6	AT&T	[***]	Riverside	CA	[***]
7	Wal-Mart	[***]	Porterville	CA	[***]
8	Wal-Mart	[***]	Torrance	CA	[***]
9	Wal-Mart	[***]	San Diego	CA	[***]
10	Wal-Mart	[***]	South Gate	CA	[***]
11	Wal-Mart	[***]	San Jacinto	CA	[***]
12	Wal-Mart	[***]	Palm Springs	CA	[***]
13	Wal-Mart	[***]	Santa Clarita	CA	[***]
14	Wal-Mart	[***]	Baldwin Park	CA	[***]
15	Wal-Mart	[***]	Lakewood	CA	[***]
16	Wal-Mart	[***]	Palm Desert	CA	[***]
17	Wal-Mart	[***]	Lake Elsinore	CA	[***]
18	Wal-Mart	[***]	Glendora	CA	[***]
19	Wal-Mart	[***]	Hanford	CA	[***]
20	Wal-Mart	[***]	Temecula	CA	[***]
21	Wal-Mart	[***]	Visalia	CA	[***]
22	Wal-Mart	[***]	Pico Rivera	CA	[***]
23	Wal-Mart	[***]	Corona	CA	[***]
24	Wal-Mart	[***]	Apple Valley	CA	[***]
25	AT&T	[***]	Bridgeport	Cr	[***]
26	AT&T	[***]	Los Angeles	CA	[***]
27	AT&T	[***]	Gardena	CA	[***]
28	AT&T	[***]	North Hollywood	CA	[***]
29	AT&T	[***]	Wilmington	CA	[***]
30	AT&T	[***]	Cheshire	CT	[***]

Total					[***]

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